UNITED STATES
               SECURITIES AND EXCHANGE COMMISSION
                     Washington D.C., 20549

                            Form 8-K

                         CURRENT REPORT


            Pursuant to Section 13 or 15(d) of the
                Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) December 22, 1997


               Commission file number 33-12664-D


                 WORLDWIDE GOLF RESOURCES, INC.
       (Exact name of registrant as specified in charter)


          Nevada                                      88-0335511
     (State of other jurisdiction of                  (I.R.S. Employer
     incorporation or organization)                   Identification Number)

     1850 E. Flamingo Rd., Suite 111
     Las Vegas, Nevada                                 89119
     (Address of Principal Executive Office)           (Zip Code)

                         (702) 866-5880
        (Registrant's Telephone Number, Including Area Code)

                           Copies To:

                      Donald J. Stoecklein
                            President
                1850 E. Flamingo Rd., Suite 111
                    Las Vegas, Nevada  89119
                        (702) 866-5880

Worldwide Golf Resources, Inc.  Page Two



Item No. 1.    Changes in Control of Registrant.

On December 22, 1997, the Board of Directors made the following changes:

1. The Board of Directors removed Jeffrey B. Johnson as President, Treasurer and Chief Financial Officer.
2.   Donald  J. Stoecklein was appointed President of the Corporations.
3.   Seyed Torabian was appointed Executive Vice President.
4.   Debra K. Amigone was appointed Secretary/Treasurer.


Item No. 2.    Acquisition or Disposition of Assets.

No events to report.


Item No. 3.    Bankruptcy or Receivership.

No events to report.


Item No. 4.    Changes in Registrant's Certifying Accountant.

No events to report.


Item No. 5.    Other Events.

No events to report.


Item No. 6.    Resignation of Registrant's Directors.

No events to report.

Worldwide Golf Resources, Inc.  Page Three


Item  No.  7.  Financial  Statements, Proforma  Financial  Information  and
Exhibits.


No events to report


                                SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Worldwide Golf Resources, Inc.


By: /s/ Donald J. Stoecklein                      Dated: December  22, 1997
   -------------------------------------
        Donald J. Stoecklein, President


By: /s/ Debra K. Amigone                          Dated: December  22, 1997
   -------------------------------------
        Debra K. Amigone, Secretary